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                                                                   EXHIBIT 10.10

                           LEASE AMENDMENT AGREEMENT

         Execution of this Lease Amendment Agreement shall amend that certain Lease dated August 30, 1994, by and between Quotesmith Corporation, TENANT and LaLalle National Trust, N.A., as Successor Trustee of LaSalle National Bank under Trust No. 113096, LANDLORD, of the premises located at 8205 S. Cass Avenue, Darien, Illinois, on all the same terms and conditions except as follows:

1. The Demised Premises shall be changed to 4,660 square feet from 2,560 square feet.

2. Paragraph 4(D) "Tenant's Proportionate Share" shall be changed to 7.93% from 4.35%.

3. Paragraph 5 "Base Rent" shall be changed to $39,300.62 per annum in equal monthly payments of $3,275.05.

4. Paragraph 43, "Right of First Refusal" shall be of no further force or effect.

5.       Appendix "A" shall be changed to Appendix "A-1" (attached).


         Dated this 1st    day of    Nov. 1995.




         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease Renewal Agreement the day and year first written above.

Quotesmith Corporation                          LASALLE NATIONAL TRUST,
                                                N.A., as Successor Trustee to
                                                LASALLE NATIONAL BANK
                                                Trustee under Trust No. 113096.

                                                AND NOT PERSONALLY



By:  /s/ Robert S. Bland                        By:  /s/ Nancy A. Stack
     -------------------                             -------------------
Its: PRESIDENT AND CEO                          Its: ASSISTANT SECRETARY
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                                APPENDIX "A"-1


                            [FLOOR PLAN OF 4660 SF]